AMENDMENT NO. 1
TO
CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of February 13, 2007 by and among UNIVERSAL HOSPITAL SERVICES, INC., a Delaware corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent ("Agent"), and the several financial institutions party to this Amendment as Lenders. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement (as hereinafter defined).

RECITALS

WHEREAS, Borrower, the Credit Parties (as defined therein), the Agent and Lenders entered into that certain Amended and Restated Credit Agreement, dated as of May 26, 2005 (as amended, supplemented, restated or otherwise modified, the "Credit Agreement");

WHEREAS, the Borrower has requested that Agent and Lenders amend the Credit Agreement to, among other things, permit the Borrower to acquire certain assets from Intellamed.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. The Credit Agreement is hereby amended as follows:

(a) Section 6.1 of the Credit Agreement is amended by (i) replacing the period at the end of Section 6.1(i)(iii) with "; and" and (ii) adding a new Section 6.1(iv) thereto which shall read in its entirety as follows.

"(iv) The Borrower may consummate the Intellamed Acquisition as long as, and only as long as, the following conditions are satisfied:

(A) the terms and provisions of the Intellamed Purchase Agreement are acceptable to the Agent and the Requisite Lenders in all material respects (it being agreed that the draft of the Intellamed Purchase Agreement dated February 1, 2007 and provided to the Agent and the Lenders, is acceptable to the Agent and the Lenders).

(B) the Intellamed Acquisition is consummated, in all material respects, in accordance with the Intellamed Purchase Agreement, including the up front base purchase price of $16.5 million (less Subtractions described in the Intellamed Purchase

Agreement), plus the Earn Out Purchase Price as described in 6.3(a)(xi) of the Credit Agreement.

(C) the Intellamed Acquisition shall only involve assets located in the United States and comprising a business, or those assets of a business, of the type engaged in by Borrower as of February 13, 2007 and other businesses that, in the good faith judgment of the board of directors of Borrower, are reasonably related, ancillary or complimentary thereto, or reasonable extensions thereof, including without limitation the rental and servicing of medical equipment, and which businesses would not subject Agent or any Lender to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or any other Loan Documents other than approvals applicable to the exercise of such rights and remedies with respect to Borrower prior to the Intellamed Acquisition;

(D) the Intellamed Acquisition shall be consensual and shall have been approved by the Intellamed's board of directors (or comparable governing body);

(E) no additional Indebtedness, Guaranteed Indebtedness, contingent obligations or other liabilities shall be incurred, assumed or shall otherwise be reflected on a consolidated balance sheet of Borrower after giving effect to the Intellamed Acquisition, except (x) Indebtedness otherwise permitted under Section 6.3, (y) Guaranteed Indebtedness otherwise permitted under Section 6.6 and (z) ordinary course trade payables and accrued expenses of Intellamed;

(F) the business and assets acquired in the Intellamed Acquisition shall be free and clear of all Liens (other than Permitted Encumbrances);

(G) at or prior to the consummation of the Intellamed Acquisition, Borrower shall have delivered to Agent, in form and substance reasonably satisfactory to Agent a certificate of the chief financial officer of Borrower to the effect that Borrower will be Solvent upon the consummation of the Intellamed Acquisition;

(H) on or prior to the date of consummation of the Intellamed Acquisition, Agent shall have received, in form and substance reasonably satisfactory to Agent, copies of the acquisition agreement and related agreements and instruments, and all opinions, certificates, lien search results and other documents reasonably requested by Agent; provided, however, that nothing in

this provision shall require the Borrower to furnish to Agent any materials prepared by the Borrower's legal advisors and which is subject to an attorney/client or an attorney work product privilege or which may not be disclosed pursuant to a protective order or confidentiality agreement; and

(I) at the time of the Intellamed Acquisition and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

(b) Section 6.2 of the Credit Agreement is hereby amended by (i) deleting the period at the end of Section 6.2(x) and replacing it with "; and" and (ii) adding a new Section 6.2(xi) thereto which shall read in its entirety as:

"(xi) Advances to Intellamed, as contemplated by Section 2.03 of the Intellamed Purchase Agreement, in an aggregate amount not to exceed $1,500,000."

(c) Section 6.3 of the Credit Agreement is hereby amended by (i) deleting the period at the end of Section 6.3(a)(x) and replacing it with "; and" and (ii) adding a new Section 6.3(a)(xi) thereto which shall read in its entirety as:

"(xi) obligations to pay the "Earn Out Purchase Price" (as defined in, and in accordance with, the Intellamed Purchase Agreement), as long as such obligations (i) are consistent with, and are no greater than, as set forth in the draft of the Intellamed Purchase Agreement dated February 1, 2007 and provided to the Agent and the Lenders and (ii) do not exceed $5,000,000 in the aggregate."

(d) Annex A to the Credit Agreement is hereby amended by adding the following definitions thereto in the appropriate alphabetical locations:

"Intellamed" means Intellamed, Inc., a Texas corporation.

"Intellamed Acquisition" means the acquisition of assets contemplated by the Intellamed Purchase Agreement.

"Intellamed Purchase Agreement" means that certain Asset Purchase Agreement by and between the Borrower and Intellamed, Inc. relating to the ICMS division of Intellamed, Inc.

SECTION 2. Conditions to Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) This Amendment shall have been executed and delivered by the Agent, Requisite Lenders and the Borrower;

(b) The Borrower shall have paid all accrued and unpaid fees, costs and expenses to the extent then due and payable.

SECTION 3. Representations And Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary action, and do not and will not:

(i) contravene the terms of the Borrower's organization documents;

(ii) conflict with or result in any material breach or contravention of, or result in the creation of any Lien under, any document evidencing any material contractual obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its Property is subject; or

(iii) violate any material requirement of law.

(b) This Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

(c) After giving effect to this Amendment and the transactions contemplated hereby, all of the representations and warranties made by the Borrower contained in the Credit Agreement and other Loan Documents are true or correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date of the effectiveness of this Amendment with the same effect as if made on and as of the date of the effectiveness of this Amendment (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

SECTION 4. Reference To And Effect Upon The Credit Agreement.

(a) Except as specifically set forth in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not, by implication or otherwise, limit, impair, waive or otherwise affect any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any of the other terms, conditions, obligations or any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to

"this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Each Credit Party acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate any Agent or any Lender to forbear, waive, consent or execute similar amendments or waivers under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

SECTION 5. **Costs And Expenses**. The Borrower agrees to reimburse the Agent for all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with this Amendment.

SECTION 6. **GOVERNING LAW.** THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS.

SECTION 7. **Headings**. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 8. **Loan Document**. This Amendment shall constitute a Loan Document.

SECTION 9. **Reaffirmation**. The Borrower hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

SECTION 10. **Counterparts and Signatures by Fax**. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. In the event that any signature is delivered by fax, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof, and any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

UNIVERSAL HOSPITAL SERVICES, INC.,
as Borrower

By: Rex T Clevenger 2/13/06
Name: Rex T. Clevenger
Title: SVP & CFO

DVanecBryn 2/13/07

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and a Lender

By: ______________________________
Duly Authorized Signatory

BANK OF AMERICA, N.A.,
as a Lender

By: ______________________________
Title: ______________________________

CIT LENDING SERVICES CORPORATION,
as a Lender

By: ______________________________
Title: ______________________________

LASALLE BUSINESS CREDIT, LLC,
as a Lender

By: ______________________________
Title: ______________________________

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: ______________________________
Title: ______________________________

WELLS FARGO FOOTHILL, INC.,
as a Lender

By: ______________________________
Title: ______________________________

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and a Lender

By: ______________________________
Duly Authorized Signatory

BANK OF AMERICA, N.A.,
as a Lender

By: ______________________________
Name: Edgar Ezerins

Title: Senior Vice President

CIT LENDING SERVICES CORPORATION,
as a Lender

By: ______________________________
Title: ______________________________

LASALLE BUSINESS CREDIT, LLC,
as a Lender

By: ______________________________
Title: ______________________________

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: ______________________________
Title: ______________________________

WELLS FARGO FOOTHILL, INC.,
as a Lender

By: ______________________________
Title: ______________________________

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and a Lender

By: ______________________________
Duly Authorized Signatory

BANK OF AMERICA, N.A.,
as a Lender

By: ______________________________
Title: ____________________________

CIT LENDING SERVICES CORPORATION,
as a Lender

By: ______________________________
Title: Director

LASALLE BUSINESS CREDIT, LLC,
as a Lender

By: ______________________________
Title: ____________________________

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: ______________________________
Title: ____________________________

WELLS FARGO FOOTHILL, INC.,
as a Lender

By: ______________________________
Title: ____________________________

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and a Lender

By: ______________________________
Duly Authorized Signatory

BANK OF AMERICA, N.A.,
as a Lender

By: ______________________________
Title: ______________________________

CIT LENDING SERVICES CORPORATION,
as a Lender

By: ______________________________
Title: ______________________________

LASALLE BUSINESS CREDIT, LLC,
as a Lender

By: ______________________________
Title: V.P.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: ______________________________
Title: ______________________________

WELLS FARGO FOOTHILL, INC.,
as a Lender

By: ______________________________
Title: ______________________________

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and a Lender

By: ______________________________
Duly Authorized Signatory

BANK OF AMERICA, N.A.,
as a Lender

By: ______________________________
Title: ______________________________

CIT LENDING SERVICES CORPORATION,
as a Lender

By: ______________________________
Title: ______________________________

LASALLE BUSINESS CREDIT, LLC,
as a Lender

By: ______________________________
Title: ______________________________

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: [signature]
Title: Vice President

WELLS FARGO FOOTHILL, INC.,
as a Lender

By: ______________________________
Title: ______________________________

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and a Lender

By: ______________________________
Duly Authorized Signatory

BANK OF AMERICA, N.A.,
as a Lender

By: ______________________________
Title: ______________________________

CIT LENDING SERVICES CORPORATION,
as a Lender

By: ______________________________
Title: ______________________________

LASALLE BUSINESS CREDIT, LLC,
as a Lender

By: ______________________________
Title: ______________________________

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: ______________________________
Title: ______________________________

WELLS FARGO FOOTHILL, INC.,
as a Lender

By: ______________________________
Title: Vice President